EXHIBIT 99.3

Discussion and Reconciliation of Non-GAAP Measures
We believe the following measures are relevant and useful information to investors as they are part of AT&T's internal management reporting and planning processes and are important metrics that management uses to evaluate the operating performance of AT&T and its segments. Management also uses these measures as a method of comparing performance with that of many of our competitors.
Certain amounts have been conformed to the current period's presentation, including our adoption of new accounting standards; ASU No. 2017-07, "Compensation – Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost," ASU No. 2016-15, "Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments," and ASU No. 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash; and our revised operating segments.
Free Cash Flow
Free cash flow is defined as cash from operations minus Capital expenditures. Free cash flow after dividends is defined as cash from operations minus Capital expenditures and dividends. Free cash flow dividend payout ratio is defined as the percentage of dividends paid to free cash flow. We believe these metrics provide useful information to our investors because management views free cash flow as an important indicator of how much cash is generated by routine business operations, including Capital expenditures, and makes decisions based on it. Management also views free cash flow as a measure of cash available to pay debt and return cash to shareowners.
Free Cash Flow and Free Cash Flow Dividend Payout Ratio
Dollars in millions
	Fourth Quarter		Year Ended
	2018	2017	2018	2017
Net cash provided by operating activities	$12,080	$9,537	$43,602	$38,010
Less: Capital expenditures	(4,152)	(5,076)	(21,251)	(21,550)
Free Cash Flow	7,928	4,461	22,351	16,460

Less: Dividends paid	(3,635)	(3,008)	(13,410)	(12,038)
Free Cash Flow after Dividends	$4,293	$1,453	$8,941	$4,422
Free Cash Flow Dividend Payout Ratio	45.9%	67.4%	60.0%	73.1%

EBITDA
Our calculation of EBITDA, as presented, may differ from similarly titled measures reported by other companies. For AT&T, EBITDA excludes other income (expense) – net, and equity in net income (loss) of affiliates, as these do not reflect the operating results of our subscriber base or operations that are not under our control. Equity in net income (loss) of affiliates represents the proportionate share of the net income (loss) of affiliates in which we exercise significant influence, but do not control. Because we do not control these entities, management excludes these results when evaluating the performance of our primary operations. EBITDA also excludes interest expense and the provision for income taxes. Excluding these items eliminates the expenses associated with our capital and tax structures. Finally, EBITDA excludes depreciation and amortization in order to eliminate the impact of capital investments. EBITDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. EBITDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with U.S. generally accepted accounting principles (GAAP).

EBITDA service margin is calculated as EBITDA divided by service revenues.

When discussing our segment, business unit and supplemental results, EBITDA excludes equity in net income (loss) of affiliates, and depreciation and amortization from operating contribution.

These measures are used by management as a gauge of our success in acquiring, retaining and servicing subscribers because we believe these measures reflect AT&T's ability to generate and grow subscriber revenues while providing a high level of customer service in a cost-effective manner. Management also uses these measures as a method of comparing operating performance with that of many of its competitors. The financial and operating metrics which affect EBITDA include the key revenue and expense drivers for which management is responsible and upon which we evaluate performance.

We believe EBITDA Service Margin (EBITDA as a percentage of service revenues) to be a more relevant measure than EBITDA Margin (EBITDA as a percentage of total revenue) for our Mobility business unit operating margin. We also use wireless service revenues to calculate margin to facilitate comparison, both internally and externally with our wireless competitors, as they calculate their margins using wireless service revenues as well.

There are material limitations to using these non-GAAP financial measures. EBITDA, EBITDA margin and EBITDA service margin, as we have defined them, may not be comparable to similarly titled measures reported by other companies. Furthermore, these performance measures do not take into account certain significant items, including depreciation and amortization, interest expense, tax expense and equity in net income (loss) of affiliates. Management compensates for these limitations by carefully analyzing how its competitors present performance measures that are similar in nature to EBITDA as we present it, and considering the economic effect of the excluded expense items independently as well as in connection with its analysis of net income as calculated in accordance with GAAP. EBITDA, EBITDA margin and EBITDA service margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP.
EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	Fourth Quarter		Year Ended
	2018	2017	2018	2017
Net Income	$5,130	$19,136	$19,953	$29,847
Additions:
Income Tax (Benefit) Expense	615	(20,419)	4,920	(14,708)
Interest Expense	2,112	1,926	7,957	6,300
Equity in Net (Income) Loss of Affiliates	(23)	(20)	48	128
Other (Income) Expense - Net	(1,674)	658	(6,782)	(1,597)
Depreciation and amortization	7,892	6,071	28,430	24,387
EBITDA	14,052	7,352	54,526	44,357

Total Operating Revenues	47,993	41,676	170,756	160,546
Service Revenues	42,496	36,225	152,345	145,597

EBITDA Margin	29.3%	17.6%	31.9%	27.6%
EBITDA Service Margin	33.1%	20.3%	35.8%	30.5%

Supplemental Historical EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	Fourth Quarter	Year Ended
	2018	2018
Net Income	$4,690	$18,157
Additions:
Income Tax (Benefit) Expense	472	4,337
Interest Expense	2,112	7,957
Equity in Net (Income) Loss of Affiliates	(23)	48
Other (Income) Expense - Net	(1,674)	(6,782)
Depreciation and amortization	7,892	28,430
EBITDA	13,469	52,147

Total Operating Revenues	48,857	174,303
Service Revenues	43,931	157,979

EBITDA Margin	27.6%	29.9%
EBITDA Service Margin	30.7%	33.0%

Segment and Business Unit EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	Fourth Quarter		Year Ended
	2018	2017	2018	2017
Communications Segment
Operating Contribution	$7,639	$6,864	$32,262	$31,685
Additions:
Equity in Net (Income) Loss of Affiliates	1	2	4	2
Depreciation and amortization	4,604	4,600	18,424	18,425
EBITDA	12,244	11,466	50,690	50,112

Total Operating Revenues	37,458	39,110	144,631	150,378

Operating Income Margin	20.4%	17.6%	22.3%	21.1%
EBITDA Margin	32.7%	29.3%	35.0%	33.3%
Mobility
Operating Contribution	$5,455	$4,275	$21,722	$20,204
Additions:
Equity in Net (Income) of Affiliates	-	-	1	-
Depreciation and amortization	2,068	2,027	8,355	8,015
EBITDA	7,523	6,302	30,078	28,219

Total Operating Revenues	18,769	19,168	71,344	71,090
Service Revenues	13,859	14,282	54,933	57,696

Operating Income Margin	29.1%	22.3%	30.4%	28.4%
EBITDA Margin	40.1%	32.9%	42.2%	39.7%
EBITDA Service Margin	54.3%	44.1%	54.8%	48.9%

Entertainment Group
Operating Contribution	$825	$1,001	$4,713	$5,471
Additions:
Equity in Net (Income) Loss of Affiliates	1	-	2	-
Depreciation and amortization	1,329	1,367	5,315	5,621
EBITDA	2,155	2,368	10,030	11,092

Total Operating Revenues	11,962	12,560	46,460	49,995

Operating Income Margin	6.9%	8.0%	10.1%	10.9%
EBITDA Margin	18.0%	18.9%	21.6%	22.2%
Business Wireline
Operating Contribution	$1,359	$1,588	$5,827	$6,010
Additions:
Equity in Net (Income) Loss of Affiliates	-	2	1	2
Depreciation and amortization	1,207	1,206	4,754	4,789
EBITDA	2,566	2,796	10,582	10,801

Total Operating Revenues	6,727	7,382	26,827	29,293

Operating Income Margin	20.2%	21.5%	21.7%	20.5%
EBITDA Margin	38.1%	37.9%	39.4%	36.9%

Segment and Business Unit EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	Fourth Quarter		Year Ended
	2018	2017	2018	2017
WarnerMedia Segment
Operating Contribution	$2,703	$41	$5,695	$62
Additions:
Equity in Net (Income) of Affiliates	(80)	6	(25)	29
Depreciation and amortization	139	1	305	4
EBITDA	2,762	48	5,975	95

Total Operating Revenues	9,232	107	18,941	430
Operating Income Margin	28.4%	43.9%	29.9%	21.2%
EBITDA Margin	29.9%	44.9%	31.5%	22.1%

Turner
Operating Contribution	$1,306	$61	$3,108	$140
Additions:
Equity in Net (Income) of Affiliates	(15)	(13)	(54)	(45)
Depreciation and amortization	60	1	131	4
EBITDA	1,351	49	3,185	99

Total Operating Revenues	3,212	107	6,979	430
Operating Income Margin	40.2%	44.9%	43.8%	22.1%
EBITDA Margin	42.1%	45.8%	45.6%	23.0%

Home Box Office
Operating Contribution	$650	$-	$1,384	$-
Additions:
Equity in Net (Income) Loss of Affiliates	(28)	-	(29)	-
Depreciation and amortization	26	-	56	-
EBITDA	648	-	1,411	-

Total Operating Revenues	1,673	-	3,598	-

Operating Income Margin	37.2%	-	37.7%	-
EBITDA Margin	38.7%	-	39.2%	-
Warner Bros.
Operating Contribution	$807	$-	$1,449	$-
Additions:
Equity in Net (Income) Loss of Affiliates	4	-	28	-
Depreciation and amortization	42	-	96	-
EBITDA	853	-	1,573	-

Total Operating Revenues	4,476	-	8,703	-

Operating Income Margin	18.1%	-	17.0%	-
EBITDA Margin	19.1%	-	18.1%	-

Segment and Business Unit EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	Fourth Quarter		Year Ended
	2018	2017	2018	2017
Latin America Segment
Operating Contribution	$(248)	$(9)	$(710)	$(266)
Additions:
Equity in Net (Income) of Affiliates	(10)	(25)	(34)	(87)
Depreciation and amortization	296	313	1,238	1,218
EBITDA	38	279	494	865

Total Operating Revenues	1,843	2,215	7,652	8,269

Operating Income Margin	-14.0%	-1.5%	-9.7%	-4.3%
EBITDA Margin	2.1%	12.6%	6.5%	10.5%

Vrio
Operating Contribution	$66	$160	$347	$522
Additions:
Equity in Net (Income) of Affiliates	(10)	(25)	(34)	(87)
Depreciation and amortization	169	207	728	849
EBITDA	225	342	1,041	1,284

Total Operating Revenues	1,074	1,391	4,784	5,456

Operating Income Margin	5.2%	9.7%	6.5%	8.0%
EBITDA Margin	20.9%	24.6%	21.8%	23.5%

Mexico
Operating Contribution	$(314)	$(169)	$(1,057)	$(788)
Additions:
Depreciation and amortization	127	106	510	369
EBITDA	(187)	(63)	(547)	(419)

Total Operating Revenues	769	824	2,868	2,813

Operating Income Margin	-40.8%	-20.5%	-36.9%	-28.0%
EBITDA Margin	-24.3%	-7.6%	-19.1%	-14.9%

Segment EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	Fourth Quarter		Year Ended
	2018	2017	2018	2017
Xandr
Operating Contribution	$381	$329	$1,333	$1,202
Additions:
Depreciation and amortization	5	1	9	2
EBITDA	386	330	1,342	1,204

Total Operating Revenues	566	381	1,740	1,373

Operating Income Margin	67.3%	86.4%	76.6%	87.5%
EBITDA Margin	68.2%	86.6%	77.1%	87.7%

Adjusting Items
Adjusting items include revenues and costs we consider nonoperational in nature, such as items arising from asset acquisitions or dispositions. We also adjust for net actuarial gains or losses associated with our pension and postemployment benefit plans due to the often significant impact on our fourth-quarter results, unless earlier remeasurement is required (we immediately recognize this gain or loss in the income statement, pursuant to our accounting policy for the recognition of actuarial gains and losses.) Consequently, our adjusted results reflect an expected return on plan assets rather than the actual return on plan assets, as included in the GAAP measure of income.

The tax impact of adjusting items is calculated using the effective tax rate during the quarter except for adjustments that, given their magnitude, can drive a change in the effective tax rate, reflect the actual tax expense or combined marginal rate of approximately 38% for transactions prior to tax reform and 25% for transactions after tax reform.
Adjusting Items
Dollars in millions
	Fourth Quarter		Year Ended
	2018	2017	2018	2017
Operating Revenues
Time Warner deferred revenue	$49	$-	$49	$-
Natural disaster revenue credits	-	154	-	243
Adjustments to Operating Revenues	49	154	49	243
Operating Expenses
Time Warner and other merger costs	436	63	1,185	214
Employee separation costs	327	177	587	445
Natural disaster costs	77	265	181	384
Asset abandonments and impairments	46	2,914	46	2,914
Holding losses on benefit-related investments	42	-	42	-
DIRECTV merger integration costs	-	95	-	412
Mexico merger integration costs	-	19	-	172
Tax reform special bonus	-	220	-	220
(Gain) loss on transfer of wireless spectrum	-	-	-	(181)
Foreign currency exchange	-	-	43	98
Adjustments to Operations and Support Expenses	928	3,753	2,084	4,678
Amortization of intangible assets	2,261	1,100	6,930	4,608
Impairments	26	33	26	33
Adjustments to Operating Expenses	3,215	4,886	9,040	9,319
Other
Merger-related interest and fees[1]	-	432	1,029	1,104
Actuarial (gain) loss	(686)	1,517	(3,412)	1,258
Holding losses on benefit-related investments	208	-	208	-
(Gain) loss on sale of assets, impairments and other adjustments	(352)	161	(631)	382
Adjustments to Income Before Income Taxes	2,434	7,150	6,283	12,306
Tax impact of adjustments	412	1,908	1,177	3,625
Tax-related items	601	19,455	505	19,309
Adjustments to Net Income	$1,421	$(14,213)	$4,601	$(10,628)
[1] Includes interest expense incurred on debt issued, redemption premiums and interest income earned on cash held prior to the close of merger transactions.

Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA service margin and Adjusted diluted EPS are non-GAAP financial measures calculated by excluding from operating revenues, operating expenses and income tax expense certain significant items that are non-operational or non-recurring in nature, including dispositions and merger integration and transaction costs. Management believes that these measures provide relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Operating Revenues, Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA service margin and Adjusted diluted EPS should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. AT&T's calculation of Adjusted items, as presented, may differ from similarly titled measures reported by other companies.

Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted EBITDA Service Margin
Dollars in millions
	Fourth Quarter		Year Ended
	2018	2017	2018	2017
Operating Income	$6,160	$1,281	$26,096	$19,970
Adjustments to Operating Revenues	49	154	49	243
Adjustments to Operating Expenses	3,215	4,886	9,040	9,319
Adjusted Operating Income	9,424	6,321	35,185	29,532

EBITDA	14,052	7,352	54,526	44,357
Adjustments to Operating Revenues	49	154	49	243
Adjustments to Operations and Support Expenses	928	3,753	2,084	4,678
Adjusted EBITDA	15,029	11,259	56,659	49,278

Pro forma as of June 30, 2018
WarnerMedia Operating Income	-		3,047
Additions:
Depreciation and amortization	-		339
Merger costs	-		694
WarnerMedia Adjusted EBITDA	-		4,080
WarnerMedia segment income (post acquisition)	-		(451)
WarnerMedia segment depreciation and amortization (post acquisition)	-		(30)
WarnerMedia merger costs (post acquisition)	-		(159)
Film and television cost amortization (release prior to June 14)	-		1,103
Pro Forma Adjusted EBITDA [1]	15,029		61,202

Total Operating Revenues	47,993	41,676	170,756	160,546
Adjustments to Operating Revenues	49	154	49	243
Total Adjusted Operating Revenue	48,042	41,830	170,805	160,789
Service Revenues	42,496	36,225	152,345	145,597
Adjustments to Service Revenues	49	154	49	243
Adjusted Service Revenue	42,545	36,379	152,394	145,840

Operating Income Margin	12.8%	3.1%	15.3%	12.4%
Adjusted Operating Income Margin	19.6%	15.1%	20.6%	18.4%
Adjusted EBITDA Margin	31.3%	26.9%	33.2%	30.6%
Adjusted EBITDA Service Margin	35.3%	30.9%	37.2%	33.8%

Supplemental Results under Historical Accounting Method
Operating Income	5,577		23,717
Adjustments to Operating Revenues	49		49
Adjustments to Operating Expenses	3,215		9,040
Adjusted Supplemental Operating Income	8,841		32,806

EBITDA	13,469		52,147
Adjustments to Operating Revenues	49		49
Adjustments to Operations and Support Expenses	928		2,084
Adjusted Supplemental EBITDA	14,446		54,280

Supplemental Operating Revenues	48,857		174,303

Adjusted Supplemental Operating Income Margin	18.1%		18.8%
Adjusted Supplemental EBITDA margin	29.6%		31.1%
[1] Pro Forma Adjusted EBITDA reflects the combined results operations of the combined company based on the historical financial statements of AT&T and Time Warner, after giving effect to the merger and certain adjustments, and is intended to reflect the impact of the Time Warner acquisition on AT&T. WarnerMedia operating income, depreciation and amortization expense and merger costs are provided on Item 7.01 Form 8-K filed by AT&T on July 24, 2018. Pro Forma adjustments are to (1) remove the duplication of operating results for the 16-period in which AT&T also reported Time Warner results and (2) to recognize the purchase accounting classification of released content as intangible assets and accordingly reclassify associated content amortization from operating expense to amortization expense. Intercompany revenue and expense eliminations net and do not impact EBITDA.

Adjusted Diluted EPS

	Fourth Quarter		Year Ended
	2018	2017	2018	2017
Diluted Earnings Per Share (EPS)	$0.66	$3.08	$2.85	$4.76
Amortization of intangible assets	0.25	0.12	0.81	0.50
Merger integration items[1]	0.06	0.07	0.26	0.21
(Gain) loss on sale of assets, impairments and other adjustments[2]	0.04	0.48	0.05	0.58
Actuarial (gain) loss[3]	(0.07)	0.19	(0.38)	0.16
Tax-related items	(0.08)	(3.16)	(0.07)	(3.16)
Adjusted EPS	$0.86	$0.78	$3.52	$3.05
Year-over-year growth - Adjusted	10.3%		15.4%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,328	6,182	6,806	6,183
[1]Includes combined merger integration items and merger-related interest income and expense, and redemption premiums.
[2]Includes gains on transactions, natural disaster adjustments and charges, and employee-related and other costs.
[3]Includes adjustments for actuarial gains or losses associated with our postemployment benefit plans, which we immediately recognize in the income statement, pursuant to our accounting policy for the recognition of actuarial gains/losses. We recorded total net actuarial gains of $3.4 billion in 2018.  As a result, adjusted EPS reflects an expected return on plan assets of $3.5 billion (based on an average expected return on plan assets of 7.00% for our pension trust and 5.75% for our VEBA trusts), rather than the actual return on plan assets of $1.2 billion loss (actual pension return of -1.4% and VEBA return of -4.2%), included in the GAAP measure of income.

Pro Forma Net Debt to Adjusted EBITDA
Net Debt to EBITDA ratios are non-GAAP financial measures frequently used by investors and credit rating agencies and management believes these measures provide relevant and useful information to investors and other users of our financial data. Our Net Debt to Pro Forma Adjusted EBITDA ratio is calculated by dividing the Net Debt by Annualized Pro Forma Adjusted EBITDA. Net Debt is calculated by subtracting cash and cash equivalents and certificates of deposit and time deposits that are greater than 90 days, from the sum of debt maturing within one year and long-term debt. Annualized Pro Forma Adjusted EBITDA is calculated by annualizing the year-to-date Pro Forma Adjusted EBITDA.

Our Annualized Net Debt to Pro Forma Adjusted EBITDA ratio for the year ended December 31, 2018 reflects the benefit of amortization of prior service credits of $1,754 in Other Income (Expense) - net rather than EBITDA, consistent with treatment for consolidated reported results.  Segment results continue to show this benefit as a reduction in their operating expenses, consistent with treatment prior to adoption of accounting rules in first-quarter 2018. If we had used the historical method of accounting for prior service credits, our 2018 Annualized Net Debt to Pro Forma Adjusted EBITDA Ratio would be 2.75.
Net Debt to Pro Forma Adjusted EBITDA
Dollars in millions
	Three Months Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	YTD 2018
	2018	2018	2018	2018
Pro Forma Adjusted EBITDA[1]	$15,182	$15,119	$15,872	$15,029	$61,202
Add back severance	(51)	(133)	(76)	(327)	(587)
Net Debt Pro Forma Adjusted EBITDA	15,131	14,986	15,796	14,702	60,615
Annualized Pro Forma Adjusted EBITDA					60,615
End-of-period current debt					10,255
End-of-period long-term debt					166,250
Total End-of-Period Debt					176,505
Less: Cash and Cash Equivalents					5,204
Net Debt Balance					171,301
Annualized Net Debt to Pro Forma Adjusted EBITDA Ratio					2.83
[1]Includes the purchase accounting reclassification of released content amortization of $612 million pro forma in the first quarter, $491 million pro forma and $98 million reported by AT&T in the second quarter and $772 million reported and $545 million reported by AT&T in the third and fourth quarters of 2018, respectively.

Supplemental Operational Measures
We provide a supplemental discussion of our business solutions operations that is calculated by combining our Mobility and Business Wireline operating units, and then adjusting to remove non-business operations. The following table presents a reconciliation of our supplemental Business Solutions results.
Supplemental Operational Measure
	Three Months Ended
	December 31, 2018				December 31, 2017
	Mobility	Business Wireline	Adjustments[1]	Business Solutions	Mobility	Business Wireline	Adjustments[1]	Business Solutions
Operating Revenues
Wireless service	$13,859	$-	$(11,959)	$1,900	$14,282	$-	$(12,303)	$1,979
Strategic services	-	3,142	-	3,142	-	3,070	-	3,070
Legacy voice and data services	-	2,521	-	2,521	-	3,251	-	3,251
Other services and equipment	-	1,064	-	1,064	-	1,061	-	1,061
Wireless equipment	4,910	-	(4,130)	780	4,886	-	(4,322)	564
Total Operating Revenues	18,769	6,727	(16,089)	9,407	19,168	7,382	(16,625)	9,925
Operations and support	11,246	4,161	(9,496)	5,911	12,866	4,586	(11,103)	6,349
EBITDA	7,523	2,566	(6,593)	3,496	6,302	2,796	(5,522)	3,576
Depreciation and amortization	2,068	1,207	(1,768)	1,507	2,027	1,206	(1,741)	1,492
Total Operating Expenses	13,314	5,368	(11,264)	7,418	14,893	5,792	(12,844)	7,841
Operating Income	5,455	1,359	(4,825)	1,989	4,275	1,590	(3,781)	2,084
Equity in net Income of Affiliates	-	-	-	-	-	(2)	1	(1)
Contribution	$5,455	$1,359	$(4,825)	$1,989	$4,275	$1,588	$(3,780)	$2,083
[1] Non-business wireless reported in the Communication segment under the Mobility business unit.

Supplemental Operational Measure
	Year Ended
	December 31, 2018				December 31, 2017
	Mobility	Business Wireline	Adjustments[1]	Business Solutions	Mobility	Business Wireline	Adjustments[1]	Business Solutions
Operating Revenues
Wireless service	$54,933	$-	$(47,536)	$7,397	$57,696	$-	$(49,687)	$8,009
Strategic services	-	12,310	-	12,310	-	11,950	-	11,950
Legacy voice and data services	-	10,697	-	10,697	-	13,565	-	13,565
Other services and equipment	-	3,820	-	3,820	-	3,778	-	3,778
Wireless equipment	16,411	-	(13,879)	2,532	13,394	-	(11,842)	1,552
Total Operating Revenues	71,344	26,827	(61,415)	36,756	71,090	29,293	(61,529)	38,854

Operating Expenses
Operations and support	41,266	16,245	(34,792)	22,719	42,871	18,492	(36,867)	24,496
EBITDA	30,078	10,582	(26,623)	14,037	28,219	10,801	(24,662)	14,358
Depreciation and amortization	8,355	4,754	(7,158)	5,951	8,015	4,789	(6,903)	5,901
Total Operating Expenses	49,621	20,999	(41,950)	28,670	50,886	23,281	(43,770)	30,397
Operating Income	21,723	5,828	(19,465)	8,086	20,204	6,012	(17,759)	8,457
Equity in net Income of Affiliates	(1)	(1)	1	(1)	-	(2)	1	(1)
Contribution	$21,722	$5,827	$(19,464)	$8,085	$20,204	$6,010	$(17,758)	$8,456
[1] Non-business wireless reported in the Communication segment under the Mobility business unit.